UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2015

ALPHATEC HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-52024	20-2463898
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

5818 El Camino Real, Carlsbad, CA	92008
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (760) 431-9286

(Former Name or Former Address, if Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Second Amendment to MidCap Credit Facility
On July 10, 2015 (the “Second Amendment Effective Date”), Alphatec Holdings, Inc. (the “Company”), Alphatec Spine, Inc., a California corporation (“Alphatec Spine”), Alphatec International LLC, a Delaware limited liability company (“Alphatec International”), and Alphatec Pacific, Inc., a Japanese corporation (“Alphatec Pacific”) (collectively, Alphatec Spine, Alphatec International, Alphatec Pacific and the Company shall be referred to as “Alphatec”) entered into a Second Amendment to Amended and Restated Credit, Security and Guaranty Agreement (the “Second Amendment”) with MidCap Funding IV Trust (formerly known as MidCap Funding IV, LLC) as Administrative Agent and lender (“MidCap”) and other lenders from time to time a party thereto (together with MidCap, the “Lenders”). The Second Amendment, among other things, increases the Lenders term loan commitment from $33 million to $38 million. The additional $5 million term loan was advanced to Alphatec in a single advance on the Second Amendment Effective Date (the “Third Term Loan Tranche”). Until January 1, 2016, only interest payments are due for the Third Term Loan Tranche. Thereafter, Alphatec will pay an amount equal to $500,000 on the first day of each calendar month as an amortization payment in respect of all tranches of the term loan. Alphatec agreed to pay each Lender, on the Second Amendment Effective Date, a commitment fee equal to 1.0% of the principal amount of the funds disbursed on the Second Amendment Effective Date.
First Amendment to Deerfield Credit Facility
On July 10, 2015, the Company entered into a First Amendment to Facility Agreement (the “First Amendment”), with Deerfield Private Design Fund II, L.P., Deerfield Private Design International II, L.P., Deerfield Special Situations Fund, L.P. and Deerfield Special Situations International Master Fund, L.P. The First Amendment permits, among other things, the Company’s execution of, and borrowing of loans, under the Second Amendment.

The foregoing summaries of the Second Amendment and First Amendment are not complete and are qualified in their entirety by reference to the Second Amendment and First Amendment, copies of which the Company intends to file with the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2015.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 is hereby incorporated by reference into this Item 2.03.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHATEC HOLDINGS, INC. (Registrant)

Date: July 15, 2015	/s/ Ebun S. Garner, Esq.
Ebun S. Garner, Esq.
General Counsel and Senior Vice President